SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 31, 2001





                                 FMC CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                          1-2376             94-0479804
  ----------------------------            -------------     -------------------
  (State or other jurisdiction             (Commission      (I.R.S. Employer
        of incorporation)                  File Number)     Identification No.)




              1735 Market Street, Philadelphia, Pennsylvania 19103
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)




                                 (215) 299-6000
                         ------------------------------
                         Registrant's telephone number,
                               including area code



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PAGE 2

Item 2. Acquisition or Disposition of Assets

Spin-off of FMC Technologies, Inc. Stock

On December 31, 2001 FMC Corporation ("FMC") completed the separation of FMC Technologies, Inc. ("FTI") through the tax-free distribution of all of the remaining shares of FTI Common Stock owned by FMC. Previously, on November 29, 2001 the Board of Directors of FMC approved a distribution of FMC's remaining 83 percent equity interest in FTI by distributing a special dividend to FMC's shareholders of record as of 6:00 p.m., Eastern Standard Time, on December 12, 2001, which is the record date. As of that date FMC owned 53.95 million shares of common stock of FTI. The remaining 17 percent of FMC Technologies' outstanding shares were sold in an initial public offering in June 2001.

FMC shareholders received 1.71972131 shares of FTI for each FMC share, based on
31.4 million FMC shares outstanding. The final distribution ratio was determined based on the number of FMC shares outstanding on the record date. FMC shareholders received whole shares of FTI and cash payments for fractional shares. Cash received in lieu of fractional shares is taxable to the recipient.

The Information Statement issued to the registrant's stockholders and copies of the registrant's press releases relating to this spin-off are filed herewith as follows:

     - Exhibit 99.1: Press Release dated November 29, 2001
     - Exhibit 99.2: Information Statement dated December 14, 2001
     - Exhibit 99.3: Press Release dated December 31, 2001

Item 7. Financial Statements and Exhibits.

     (b) Pro Forma Financial Information: Unaudited Pro Forma Consolidated Statements of Income of FMC Corporation for the nine months ended September 30, 2001 and for the year ended December 31, 2000 and Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001.

FMC CORPORATION UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - BASIS OF PRESENTATION

The unaudited pro forma consolidated statements of income reflect the consolidated results of operations of FMC Corporation ("FMC") assuming the spin-off of its FMC Technologies, Inc. ("FTI") business, as discussed in Item 2 above, had occurred at the beginning of each period presented. The unaudited pro forma condensed consolidated balance sheet reflects the consolidated financial position of FMC after the spin-off of its FTI business, as discussed in Item 2 above, as though the spin-off had occurred at the balance sheet date.

The unaudited pro forma consolidated statements of income and the unaudited pro forma consolidated balance sheet have been prepared by FMC based upon the assumptions and adjustments it has deemed appropriate, as described in the accompanying Notes to Unaudited Pro Forma Financial Statements.

The following unaudited pro forma information may not necessarily reflect the consolidated results of operations of FMC that would have actually resulted, had the transactions occurred as of the dates indicated. The unaudited pro forma information should be read in conjunction with FMC's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the relevant time periods. Such information contained herein represents management's best judgment as of the date hereof based on information currently available. FMC does not intend to update this information and disclaims any legal obligation to the contrary. Historical information is not necessarily indicative of future performance.


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PAGE 3


FMC CORPORATION AND CONSOLIDATED SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2001
(IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                                        Pro Forma
                                                                       Historic   ----------------------             Pro Forma
                                                                         FMC         FTI         Adj.       Note        FMC
                                                                       ---------  ----------  ----------   ------   ---------
ASSETS
   Current assets:
       Cash and cash equivalents                                       $   123.6  $    (89.0)                       $    34.6
       Trade receivables, net of allowance for doubtful
          accounts of $20.2 (pro forma $11.7)                              669.8      (352.0)                           317.8
       Inventories                                                         468.9      (276.8)                           192.1
       Due from FMC Technologies, Inc.                                        --          --  $     32.7      A          32.7
       Other current assets                                                195.8       (76.1)                           119.7
       Deferred income taxes                                               116.9       (28.1)                            88.8
                                                                       ---------  ----------  ----------            ---------
   Total current assets                                                  1,575.0      (822.0)       32.7                785.7

   Investments                                                              78.4       (27.0)                            51.4
   Property, plant and equipment at cost                                 3,136.4      (601.4)                         2,535.0
       Less -- accumulated depreciation                                  1,788.2      (345.0)                         1,443.2
                                                                       ---------  ----------  ----------            ---------
       Property, plant and equipment, net                                1,348.2      (256.4)                         1,091.8
   Goodwill and intangible assets                                          459.6      (343.1)                           116.5
   Other assets                                                            187.8        (9.3)                           178.5
   Deferred income taxes                                                   143.8       (29.6)                           114.2
                                                                        ---------  ----------  ---------             ---------
   Total assets                                                        $ 3,792.8  $ (1,487.4) $     32.7            $ 2,338.1
                                                                       =========  ==========  ==========            =========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities:
       Short-term debt                                                 $   192.9  $    (82.6)                       $   110.3
       Accounts payable, trade and other                                   563.0      (329.0)                           234.0
       Income taxes payable and other current liabilities                  656.9      (229.6)                           427.3
       Current portion of long-term debt                                    35.9          --                             35.9
       Current portion of accrued pension
         and other postretirement benefits                                  44.9       (17.5)                            27.4
       Intercompany payables                                                  --       (32.7) $     32.7      A            --
                                                                       ---------  ----------  ----------            ---------
   Total current liabilities                                             1,493.6      (691.4)       32.7                834.9

   Long-term debt, less current portion                                  1,001.7      (250.2)                           751.5
   Accrued pension and other postretirement
     benefits, less current portion                                        160.8       (50.6)                           110.2
   Reserves for discontinued operations and long-term
     environmental liabilities                                             257.7       (25.7)                           232.0
   Other non-current liabilities                                           151.4       (78.0)                            73.4
   Minority interests in consolidated companies                            117.2        (3.3)      (67.1)     B          46.8
   Stockholders' equity:
       Preferred stock, no par value, authorized 5,000,000 shares;
          no shares issued
       Common stock, $0.10 par value, authorized 130,000,000
         shares; issued 39,193,208 shares                                    3.9         (.7)         .7                  3.9
       Capital in excess of par value of common stock                      215.5      (509.8)      509.8                215.5
       Retained earnings                                                 1,229.0       (20.9)     (493.4)     B         764.7
       Accumulated other comprehensive (loss)                             (326.0)      143.2                           (182.8)
       Treasury stock, common, at cost; 7,974,738 shares                  (512.0)         --                           (512.0)
                                                                       ---------  ----------  ----------            ---------
       Total stockholders' equity                                          610.4      (388.2)       67.1                289.3
                                                                       ---------  ----------  ----------            ---------
   Total liabilities and stockholders' equity                          $ 3,792.8  $ (1,487.4) $     32.7            $ 2,338.1
                                                                       =========  ==========  ==========            =========

-------------------------------------------------------------------
A - Recognition of receivable from FTI for changes in FTI's cash and debt balances through May 31, 2001 and intercompany transactions through September 30, 2001.
B - Recognition of the dividend of FTI shares to FMC shareholders, including the elimination of the minority interest liability to FTI minority shareholders through the distribution of the dividend.

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PAGE 4


FMC CORPORATION AND CONSOLIDATED SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
(UNAUDITED AND IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                          Pro Forma
                                                                       Historic   -------------------------            Pro Forma
                                                                         FMC         FTI            Adj.       Note        FMC
                                                                       ---------  ----------     ----------   ------   ---------
Revenue                                                                $ 2,834.7   $(1,381.5)                          $ 1,453.2
Costs and expenses:
   Cost of sales or services                                             2,118.8    (1,065.6)                            1,053.2
   Selling, general and administrative expense                             393.1      (214.1)    $      2.4      C         181.4
   Research and development expense                                        115.9       (42.0)                               73.9
   Asset impairments                                                       324.4        (1.3)                              323.1
   Restructuring and other charges                                         215.0       (15.5)         (15.0)     D         184.5
                                                                       ---------   ---------     ----------            ---------
       Total costs and expenses                                          3,167.2    (1,338.5)         (12.6)             1,816.1
Income (loss) from continuing operations before minority interests, net interest expense, income taxes and the cumulative effect of a
   change in accounting principle                                         (332.5)      (43.0)         (12.6)              (362.9)

Minority interests                                                           5.8        (0.7)          (3.6)     E           1.5
Interest expense                                                            67.1       (10.5)         (11.2)     F          45.4
Interest income                                                             (3.6)        2.4                                (1.2)
                                                                       ---------   ---------     ----------            ---------
Income (loss) from continuing operations before income taxes
   and the cumulative effect of a change in accounting principle          (401.8)      (34.2)          27.4               (408.6)
Provision (benefit) for income taxes                                      (102.4)      (16.2)         (19.4)     G        (138.0)
                                                                       ---------   ---------     ----------            ---------

Income (loss) from continuing operations before cumulative effect
   of a change in accounting principle                                    (299.4)      (18.0)          46.8               (270.6)
Cumulative effect of change in accounting principle, net of
   income taxes                                                             (5.6)        4.7                                (0.9)
                                                                       ---------   ---------     ----------            ---------
Income (loss) from continuing operations                                 $(305.0)  $   (13.3)    $     46.8            $  (271.5)
                                                                       =========   =========     ==========            =========

Basic loss per common share:
   Loss from continuing operations before the cumulative
      effect of a change in accounting principle                       $   (9.65)                                      $   (8.73)
   Cumulative effect of a change in accounting principle,
      net of income taxes                                                  (0.18)                                          (0.03)
                                                                       ---------                                       ---------
   Net loss from continuing operations per common share                $   (9.83)                                      $   (8.76)
                                                                       =========                                       =========
Average number of shares used in basic loss per common
   share computations                                                       31.0                                            31.0
                                                                       =========                                       =========

Diluted loss per common share:
   Loss from continuing operations before the cumulative
      effect of a change in accounting principle                       $   (9.65)                                      $   (8.73)
   Cumulative effect of a change in accounting principle, net of
      income taxes                                                         (0.18)                                          (0.03)
                                                                       ---------                                       ---------
   Net loss from continuing operations per common share                $   (9.83)                                      $   (8.76)
                                                                       =========                                       =========
Average number of shares used in diluted loss per share computations        31.0                                            31.0
                                                                       =========                                       =========

--------------------------------------------------------------------------------
C  - Adjustment for corporate costs primarily associated with FTI stock-based compensation.
D  - Primarily severance and lease termination costs directly related to the decision to spin-off FTI. Pro forma FMC restructuring and other charges also include an additional $16.6 million related to the reorganization of FMC associated with the spin-off of FTI.
E  - Minority interest expense associated with FTI.
F  - Annualized interest expense allocated to FTI in accordance with EITF 87-24
     "Allocation of Interest to Discontinued Operations."
G  - Tax on pro forma adjustments calculated as follows:
     - Add back of tax provision adjustments related to
       legal entity reorganizations associated with the
       formation of FTI                                       ($28.7)
     - Taxable adjustments at 39%                                9.3
                                                            --------
                                                 Total        ($19.4)

     The pro forma effective tax rate on earnings excluding asset impairments of $323.1 and restructuring and other charges of $184.5 is approximately 23.5%. The effective rate on earnings excluding these items for the full year, on a pro forma basis, is expected to be approximately 23.7%.

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PAGE 5


FMC CORPORATION AND CONSOLIDATED SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2000
(UNAUDITED AND IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                        Pro Forma
                                                                       Historic   ----------------------                Pro Forma
                                                                         FMC         FTI            Adj.       Note        FMC
                                                                       ---------  ----------     ----------   ------   ---------
Revenue                                                                $ 3,925.5   $(1,875.2)                          $ 2,050.3
Costs and expenses:
   Cost of sales and services                                            2,872.0    (1,421.1)                            1,450.9
   Selling, general and administrative expense                             522.5      (291.2)                              231.3
   Research and development expense                                        154.5       (56.7)                               97.8
   Asset impairments                                                        11.6        (1.5)                               10.1
   Restructuring and other charges                                          45.0        (9.8)                               35.2
                                                                       ---------   ---------     ----------            ---------
       Total costs and expenses                                          3,605.6    (1,780.3)                            1,825.3

Income from continuing operations before minority interests, net interest expense, income taxes and cumulative effect of a
   change in accounting principle                                          319.9       (94.9)                              225.0
Minority interests                                                           4.6          --                                 4.6
Interest expense                                                            99.7        (6.6)         (26.6)     F          66.5
Interest income                                                             (7.0)        2.3             --                 (4.7)
                                                                       ---------   ---------     ----------            ---------

Income from continuing operations before income taxes and cumulative
   effect of a change in accounting principle                              222.6       (90.6)          26.6                158.6
Provision for income taxes                                                  45.3       (22.7)          10.4      H          33.0
                                                                       ---------   ---------     ----------            ---------


Income from continuing operations before cumulative effect of a
   change in accounting principle                                      $   177.3   $   (67.9)         $16.2            $   125.6
                                                                       =========   =========     ==========            =========


Basic earnings from continuing operations per common share             $    5.83                                       $    4.13
                                                                       =========                                       =========
Average number of shares                                                    30.4                                            30.4
                                                                       =========                                       =========

Diluted earnings from continuing operations per common share used in
   basic earnings per share computations                               $    5.62                                      $    3.98
                                                                       =========                                       =========
Average number of shares used in diluted earnings per share
   computations                                                             31.6                                            31.6
                                                                       =========                                       =========


-----------------------------------------
H - Tax on pro forma adjustment at 39%.


(b)  Exhibits

     2.1  Form of Separation and Distribution Agreement
     4.1  $240,000,000 364-day Credit Agreement
     99.1 Press Release dated November 29, 2001 announcing the special dividend of FTI stock.
     99.2 Information Statement dated December 14, 2001
     99.3 Press Release dated December 31, 2001 announcing the completion of the special dividend of FTI stock

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                FMC CORPORATION


                                By /s/ Andrea E. Utecht
                                   ---------------------------------------------
                                       Andrea E. Utecht
                                       Vice President, General
                                       Counsel and Secretary




Date: January 9, 2002

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